Exhibit 10.23

PRIVILEGED & CONFIDENTIAL

ATTORNEY WORK PRODUCT

SUBJECT TO JOINT DEFENSE AND COMMON INTEREST PRIVILEGE

JOINT DEFENSE AND COMMON INTEREST AGREEMENT

THIS JOINT DEFENSE AND COMMON INTEREST AGREEMENT (“Agreement”) is entered into between and among the undersigned legal counsel, on behalf of themselves as counsel, their respective law firms, associated employees and consultants, and their respective clients in this matter (specifically, AMC Entertainment, Inc., Regal Entertainment Group and Cinemark, Inc.). Each client is referred to herein as a “Party,” and the clients are referred to collectively as “the Parties.”

WHEREAS AMC Entertainment, Inc. and Regal Entertainment Group have entered into a new joint venture in the field of advertising and promotion; and

WHEREAS the Parties are discussing the possibility of Cinemark, Inc. participating in the ownership of the joint venture (hereinafter “the Transaction”); and

WHEREAS the Transaction may become the subject of a filing for competition- related approval or clearance, a governmental inquiry, investigation, administrative or regulatory proceedings, or litigation in the United States of America or elsewhere (collectively “Proceedings”); and

WHEREAS the Parties recognize that they have a common interest in assuring that their legal rights in discussing, negotiating and effecting the Transaction are fully protected in the event of any Proceedings; and

PRIVILEGED & CONFIDENTIAL

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WHEREAS the Parties recognize that it is likely to be in their best interest, in defending or asserting their respective legal rights in any Proceedings, to share a variety of information and resources related to the Transaction, without waiving or otherwise risking loss of the protection of the attorney-client privilege, the work-product doctrine, or other applicable privileges, nondisclosure agreements, or legal protections (collectively “Privileges”);

NOW THEREFORE the Parties hereby memorialize in writing this Agreement for their joint defense and common interest, as follows:

1. The Parties acknowledge that they have certain common interests in advocating or defending their interests regarding the Transaction in any Proceedings. The Parties also acknowledge that it may be in their best interests in the sole discretion of each Party: (a) to exchange and jointly develop information, legal theories, and other material related to the Transaction otherwise protected by all or any of the Privileges (“Joint Defense Information”); and (b) to pool their respective work product in a joint and common defense. To the extent the Parties choose to share or jointly develop Joint Defense Information, the terms of this Agreement apply. Nothing herein shall be construed to require one Party to share privileged information or communications with another Party; nor shall this Agreement be construed to alter any of the rights or obligations set forth in any confidentiality, non-disclosure or other agreement already entered into by the Parties in connection with this Transaction.

2. Each Party agrees that all Joint Defense Information exchanged or jointly developed pursuant to this Agreement is communicated in confidence for the purposes of

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securing or communicating legal advice and representation and shall not be used for any other purpose, and is therefore subject to:

(a) any and all of the Privileges belonging to the party conveying or jointly developing the information, which Privileges may not be waived without the prior written consent of such Party, which consent will not be unreasonably withheld when requested by the other Party; and (b) the terms of this Agreement. Any inadvertent or purposeful disclosure by any Party of information exchanged pursuant to this Agreement shall not constitute a waiver of any Privilege of any other Party.

3. To ensure the confidentiality of Joint Defense Information and to preserve any and all of the Privileges belonging to each Party, each Party agrees not to, without the written consent of the other Party from which Joint Defense Information was received or which jointly participated in the development of that Joint Defense Information, give, show, make available, or communicate in anyway any such Joint Defense Information to anyone other than: (a) the signatories to this Agreement, (b) in the case of external counsel, the partners, associates, counsel, staff and other employees of the respective law firms that are working on the Transaction and/or any Proceedings, (c) in the case of internal counsel, the lawyers and legal department support staff that are working on the Transaction and/or any Proceedings, and (d) independent consultants or experts retained by the Parties in connection with the Proceedings; provided, however, that any such attorney, consultant, or expert must agree to abide by the confidentiality and other provisions of this Agreement prior to receiving any Joint Defense Information. To ensure that any attorney, consultant, or expert whom a party may retain in connection with the

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Transaction agrees to abide by the confidentiality provisions of this Agreement before receiving any Joint Defense Information, each Party shall provide a copy of this Agreement to any such attorney, consultant, or expert together with a document stating that one of the terms of the engagement of the attorney, consultant, or expert is that such person agrees to be bound by the confidentiality provisions of this Agreement. Joint Defense Information shall not be further disclosed to any other person unless authorized in writing by the party or Parties that originated the Joint Defense Information. Regardless of whatever Joint Defense Information is created and/

or shared, and unless the Parties subsequently agree otherwise in writing, each Party is responsible, at its sole cost and expense, for all advice and counsel provided by its own attorneys, consultants, and experts.

4. Each Party or its counsel may designate certain very competitively sensitive or otherwise highly confidential proprietary Joint Defense Information as “Highly Confidential.” All “Highly Confidential” Joint Defense Information shall be shared with and solely for the use of the Parties’ external counsel only. External counsel shall not share any “Highly Confidential” Joint Defense Information with the Party that is their client, except with the prior written consent of the providing Party or the providing Party’s counsel.

5. If any government entity or other person requests or demands, by subpoena or otherwise, that a Party produce Joint Defense Information received from the other Party or jointly developed by the Parties, the Party to which the request or demand is addressed shall assert at its sale cost or expense all applicable Privileges, and shall

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immediately upon receiving the request or demand notify the other party about the request or demand and indicate the Joint Defense Information covered by the government request or demand so as to afford such Party the opportunity to intervene in any Proceeding to assert any applicable Privilege on its own behalf and at its own cost or expense. In the event that disclosure is ordered notwithstanding the assertion of any applicable Privilege, the Parties shall cooperate in seeking an appropriate protective order to limit the extent and nature of disclosure.

6. Each Party agrees that the sharing of Joint Defense Information between the parties pursuant to this Agreement does not waive (a) any Privilege, or (b) the confidentiality of such Joint Defense Information which has been designated confidential pursuant to a Protective Order or which is otherwise confidential, and further agrees that no Party may claim such a waiver.

7. The sharing of Joint Defense Information pursuant to this Agreement shall not prevent a Party from asserting any claim, at law or in equity, against any other Party in any proceeding. If there is any proceeding between the Parties in the future (including a proceeding involving additional parties not involved in this Joint Defense Agreement), no Party may use against another Party in that proceeding Joint Defense Information received from that Party or jointly developed by the Parties. Furthermore, no oral or written statements made by one Party to another Party and covered by this Agreement shall be deemed an admission in that proceeding. The Parties further agree to enter into a stipulated protective order in any subsequent proceeding between or among them that shall protect all Joint Defense Information from disclosure to third parties.

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8. The Parties agree that no adequate remedy is available at law for a breach of this Agreement and that, in addition to any other remedies available, performance of this Agreement may be specifically ordered, a breach hereof may be enjoined, or both.

9. In the event that any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void, or unenforceable, that provision shall have no force or effect, but its illegality or unenforceability shall neither affect nor impair the enforceability of any other provision of this Agreement.

10. This Agreement may not be amended, except by an instrument in writing signed by all Parties.

11. This Agreement may be signed in separate counterparts, each of which shall be binding on the Parties who, through their counsel, are signatory to any counterpart.

12. This Agreement applies to all exchanges of Joint Defense Information between the Parties before execution of this Agreement and is intended as the written embodiment of the Parties’ prior oral joint defense agreement. This Agreement is meant to reaffirm and supplement the prior Joint Defense and Common Interest Agreement entered into by the parties and their counsel dated August 16,2004, and applies to any exchanges of Joint Defense Information under that prior agreement.

13. Subject to the Parties’ respective rights and obligations under any nondisclosure, confidentiality or other agreement made in connection with this Transaction. any Party is free to withdraw from (and in that limited sense thereby terminate) this Joint Defense Agreement upon written notice to the other Party or its

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counsel. Upon notice of withdrawal, each Party shall promptly return all documents in the nature of Joint Defense Information received from the other Party pursuant to this Agreement and shall continue to protect from disclosure to any third party all oral and written Joint Defense Information previously disclosed to it by the other Party or jointly developed by the Parties. Each party shall continue to be bound by this Agreement with regard to the required confidential treatment of any Joint Defense Information received by it or its counsel from the other Party or that Party’s counselor jointly developed by the Parties or the parties’ counsel prior to the withdrawal.

14. Upon the completion of all Proceedings or the termination of all discussion between the parties with respect to the Transaction, each Party shall promptly return all documents in the nature of Joint Defense Information received from the other Party pursuant to this Agreement and shall continue to protect from disclosure to any third party all oral and written Joint Defense Information previously disclosed to it by the other Party or jointly developed by the Parties. Each Party shall continue to be bound by this Agreement with regard to the required confidential treatment of any Joint Defense Information received by it or its counsel from the other Party or that Party’s counselor jointly developed by the Parties or the Parties’ counsel prior to the withdrawal.

15. This Agreement shall terminate upon the completion of all Proceedings, or upon cessation of discussions between the Parties.

16. This Agreement shall be construed and interpreted, and the rights of the Parties shall be determined. in accordance with the substantive laws of the State of New York for contracts expected and likely to be performed solely within such State without regard to the conflict of laws principles thereof or of any other jurisdiction.

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17. Nothing contained herein or done pursuant to this Agreement shall be deemed to create an attorney-client relationship between one Party’s counsel and the other Party. The fact that a Party’s counsel has executed this Agreement and from time to time received Joint Defense Information from the other party or its counsel pursuant to this Agreement shall not in any way preclude (or be used as a basis for seeking disqualification preventing) the first Party’s counsel and those working with such counsel from fully representing any interest of that Party, including representation that may be construed as being adverse to the other Party (such as but not limited to examining or cross-examining any officer or employee of such other Party in any proceeding). The undersigned counsel for each Party represent that they have specifically advised their respective client of this paragraph in the Agreement.

Dated: March 3, 2005	By:	/s/ Joseph G. Krauss
Joseph G. Krauss
HOGAN & HARTSON
Attorneys for Regal Entertainment Group

Dated: March 3, 2005	By:	/s/ Abbott B. Lipsky, Jr.
	Name:	Abbott B. Lipsky, Jr.
LATHAM & WATKINS
Attorneys for AMC Entertainment, Inc.

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PRIVILEGED & CONFIDENTIAL

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JOINT DEFENSE AND COMMON INTEREST AGREEMENT

THIS JOINT DEFENSE AND COMMON INTEREST AGREEMENT (“Agreement”) is entered into between and among the undersigned legal counsel, on behalf of themselves as counsel, their respective law firms, associated employees and consultants, and their respective clients in this matter (specifically, AMC Entertainment, Inc. and Regal Entertainment Group). Each client is referred to herein as a “Party,” and the clients are referred to collectively as “the Parties.”

WHEREAS the Parties are discussing the possibility of entering into a new joint venture in the field of advertising and promotion (hereinafter “the Transaction”); and WHEREAS the Transaction may become the subject of a filing for competition- related approval or clearance, a governmental inquiry, investigation, administrative or regulatory proceedings, or litigation in the United States of America or elsewhere (collectively “Proceedings”); and

WHEREAS the Parties recognize that they have a common interest in assuring that their legal rights in discussing, negotiating and effecting the Transaction are fully protected in the event of any Proceedings; and

WHEREAS the Parties recognize that it is likely to be in their best interest, in defending or asserting their respective legal rights in any Proceedings, to share a variety of information and resources related to the Transaction, without waiving or otherwise risking loss of the protection of the attorney-client privilege, the work-product doctrine, or other applicable privileges, nondisclosure agreements, or legal protections (collectively “Privileges”);

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NOW THEREFORE the Parties hereby memorialize in writing this Agreement for their joint defense and common interest, as follows:

1. The Parties acknowledge that they have certain common interests in advocating or defending their interests regarding the Transaction in any Proceedings. The Parties also acknowledge that it may be in their best interests in the sole discretion of each Party: (a) to exchange and jointly develop information, legal theories, and other material related to the Transaction otherwise protected by all or any of the Privileges (“Joint Defense Information”); and (b) to pool their respective work product in a joint and common defense. To the extent the Parties choose to share or jointly develop Joint Defense Information, the terms of this Agreement apply. Nothing herein shall be construed to require one Party to share privileged information or communications with another Party; nor shall this Agreement be construed to alter any of the rights or obligations set forth in any confidentiality, non-disclosure or other agreement already entered into by the Parties in connection with this Transaction.

2. Each Party agrees that all Joint Defense Information exchanged or jointly developed pursuant to this Agreement is communicated in confidence for the purposes of securing or communicating legal advice and representation and shall not be used for any other purpose, and is therefore subject to: (a) any and all of the Privileges belonging to the Party conveying or jointly developing the information, which Privileges may not be waived without the prior written consent of such Party, which consent will not be

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unreasonably withheld when requested by the other Party; and (b) the terms of this Agreement. Any inadvertent or purposeful disclosure by any Party of information exchanged pursuant to this Agreement shall not constitute a waiver of any Privilege of any other Party.

3. To ensure the confidentiality of Joint Defense Information and to preserve any and all of the Privileges belonging to each Party, each Party agrees not to, without the written consent of the other Party from which Joint Defense Information was received or which jointly participated in the development of that Joint Defense Information, give, show, make available, or communicate in any way any such Joint Defense Information to anyone other than: (a) the signatories to this Agreement, (b) in the case of external counsel, the partners, associates, counsel, staff and other employees of the respective law firms that are working on the Transaction and/or any Proceedings, (c) in the case of internal counsel, the lawyers and legal department support staff that are working on the Transaction and/or any Proceedings, and (d) independent consultants or experts retained by the Parties in connection with the Proceedings; provided, however, that any such attorney, consultant, or expert must agree to abide by the confidentiality and other provisions of this Agreement prior to receiving any Joint Defense Information. To ensure that any attorney, consultant, or expert whom a Party may retain in connection with the Transaction agrees to abide by the confidentiality provisions of this Agreement before receiving any Joint Defense Information, each Party shall provide a copy of this Agreement to any such attorney, consultant, or expert together with a document stating that one of the terms of the engagement of the attorney, consultant, or expert is that such

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person agrees to be bound by the confidentiality provisions of this Agreement. Joint Defense Information shall not be further disclosed to any other person unless authorized in writing by the Party or Parties that originated the Joint Defense Information. Regardless of whatever Joint Defense Information is created and/or shared, and unless the Parties subsequently agree otherwise in writing, each Party is responsible, at its sole cost and expense, for all advice and counsel provided by its own attorneys, consultants, and experts.

4. Each Party or its counsel may designate certain very competitively sensitive or otherwise highly confidential proprietary Joint Defense Information as “Highly Confidential.” All “Highly Confidential” Joint Defense Information shall be shared with and solely for the use of the Parties’ external counsel only. External counsel shall not share any “Highly Confidential” Joint Defense Information with the Party that is their client, except with the prior written consent of the providing Party or the providing Party’s counsel.

5. If any government entity or other person requests or demands, by subpoena or otherwise, that a Party produce Joint Defense Information received from the other Party or jointly developed by the Parties, the Party to which the request or demand is addressed shall assert at its sole cost or expense all applicable Privileges, and shall immediately upon receiving the request or demand notify the other Party about the request or demand and indicate the Joint Defense Information covered by the government request or demand so as to afford such Party the opportunity to intervene in any Proceeding to assert any applicable Privilege on its own behalf and at its own cost or

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expense. In the event that disclosure is ordered notwithstanding the assertion of any applicable Privilege, the Parties shall cooperate in seeking an appropriate protective order to limit the extent and nature of disclosure.

6. Each Party agrees that the sharing of Joint Defense Information between the parties pursuant to this Agreement does not waive (a) any Privilege, or (b) the confidentiality of such Joint Defense Information which has been designated confidential pursuant to a Protective Order or which is otherwise confidential, and further agrees that no Party may claim such a waiver.

7. The sharing of Joint Defense Information pursuant to this Agreement shall not prevent a Party from asserting any claim, at law or in equity, against any other Party in any proceeding. If there is any proceeding between the Parties in the future (including a proceeding involving additional parties not involved in this Joint Defense Agreement), no Party may use against another Party in that proceeding Joint Defense Information received from that Party or jointly developed by the Parties. Furthermore, no oral or written statements made by one Party to another Party and covered by this Agreement shall be deemed an admission in that proceeding. The Parties further agree to enter into a stipulated protective order in any subsequent proceeding between or among them that shall protect all Joint Defense Information from disclosure to third parties.

8. The Parties agree that no adequate remedy is available at law for a breach of this Agreement and that, in addition to any other remedies available, performance of this Agreement may be specifically ordered, a breach hereof may be enjoined, or both.

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9. In the event that any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void, or unenforceable, that provision shall have no force or effect, but its illegality or unenforceability shall neither affect nor impair the enforceability of any other provision of this Agreement.

10. This Agreement may not be amended, except by an instrument in writing signed by all Parties.

11. This Agreement may be signed in separate counterparts, each of which shall be binding on the Parties who, through their counsel, are signatory to any counterpart.

12. This Agreement applies to all exchanges of Joint Defense Information between the Parties before execution of this Agreement and is intended as the Written embodiment of the parties’ prior oral joint defense agreement. This Agreement is meant to reaffirm and supplement the prior Joint Defense and Common Interest Agreement entered into by the parties and their counsel dated August 16, 2004, and applies to any exchanges of Joint Defense Information under that prior agreement.

13. Subject to the parties’ respective rights and obligations under any nondisclosure, confidentiality or other agreement made in connection with this Transaction, any Party is free to withdraw from (and in that limited sense thereby terminate) this Joint Defense Agreement upon written notice to the other Party or its counsel. Upon notice of withdrawal, each Party shall promptly return all documents in the nature of Joint Defense Information received from the other Party pursuant to this Agreement and shall continue to protect from disclosure to any third party all oral and

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written Joint Defense Information previously disclosed to it by the other Party or jointly developed by the Parties. Each Party shall continue to be bound by this Agreement with regard to the required confidential treatment of any Joint Defense Information received by it or its counsel from the other Party or that Party’s counselor jointly developed by the Parties or the Parties’ counsel prior to the withdrawal.

14. Upon the completion of all Proceedings or the termination of all discussion between the Parties with respect to the Transaction, each Party shall promptly return all documents in the nature of Joint Defense Information received from the other Party pursuant to this Agreement and shall continue to protect from disclosure to any third party all oral and written Joint Defense Information previously disclosed to it by the other Party or jointly developed by the Parties. Each Party shall continue to be bound by this Agreement with regard to the required confidential treatment of any Joint Defense Information received by it or its counsel from the other Party or that Party’s counselor jointly developed by the Parties or the Parties’ counsel prior to the withdrawal.

15. This Agreement shall terminate upon the completion of all Proceedings, or upon cessation of discussions between the Parties.

16. This Agreement shall be construed and interpreted, and the rights of the Parties shall be determined, in accordance with the substantive laws of the State of New York for contracts expected and likely to be performed solely within such State without regard to the conflict of laws principles thereof or of any other jurisdiction.

17. Nothing contained herein or done pursuant to this Agreement shall be deemed to create an attorney-client relationship between one Party’s counsel and the other

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Party. The fact that a Party’s counsel has executed this Agreement and from time to time received Joint Defense Information from the other Party or its counsel pursuant to this Agreement shall not in any way preclude (or be used as a basis for seeking disqualification preventing) the first Party’s counsel and those working with such counsel from fully representing any interest of that Party, including representation that may be construed as being adverse to the other Party (such as but not limited to examining or cross-examining any officer or employee of such other Party in any proceeding). The undersigned counsel for each Party represent that they have specifically advised their respective client of this paragraph in the Agreement.

Dated: July 13, 2005	By:	/s/ Joseph G. Krauss
Joseph G. Krauss
HOGAN & HARTSON
Attorneys for Regal Entertainment Group

Dated: July 13, 2005	By:	/s/ Abbott B. Lipsky, Jr.
	Name:	Abbott B. Lipsky, Jr.
LATHAM & WATKINS
Attorneys for AMC Entertainment, Inc.

Dated: July 13, 2005	By:	/s/ Paul B. Hewitt
	Name:	Paul B. Hewitt
AKIN GUMP STRAUSS HAUER & FELD
Attorneys for Cinemark, Inc.

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AMENDMENT TO JOINT DEFENSE AND COMMON INTEREST AGREEMENT

THIS AMENDMENT TO JOINT DEFENSE AND COMMON INTEREST AGREEMENT (this “Amendment”) is entered into, effective as of this 1st day of July, 2006, between and among the undersigned legal counsel, on behalf of themselves as counsel, their respective law firms, associated employees and consultants, and their respective clients in this matter (specifically, AMC Entertainment, Inc. (“AMC”), Regal Entertainment Group (“Regal”), Cinemark, Inc. (“Cinemark”) and National CineMedia, LLC (“NCM”)). Each client is referred to herein as a “Party,” and the clients are referred to collectively as the “Parties.” All capitalized terms used herein that are not otherwise defined shall have the meaning given such term in the JDA (as defined below).

WHEREAS, AMC, Cinemark, and Regal, through wholly-owned subsidiaries, have entered into a joint venture in the field of advertising and promotion through the formation of NCM; and

WHEREAS, in connection with the formation of NCM, AMC and Regal, among others, entered into that certain Joint Defense and Common Interest Agreement, dated August 16, 2004 (the “Original JDA”), which Original JDA was supplemented by that certain Joint Defense and Common Interest Agreement, dated July 13, 2005, by and among counsel for AMC, Regal and Cinemark (the “Amended JDA” and together with the Original JDA, the “JDA”);

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WHEREAS, the Parties are discussing the possibility of restructuring and recapitalizing NCM in connection with the issuance of debt and the initial public offering of NCM and related transactions related thereto (the “Transaction”) and in connection therewith desire to add NCM as a Party to the JDA and to amend the defined term “Transaction” in the JDA to include those transactions included in the above defined term “Transaction”; and

WHEREAS the Parties recognize that they have a common interest in assuring that their legal rights in discussing, negotiating and effecting the Transaction are fully protected in the event of any Proceedings; and

WHEREAS the Parties recognize that it is likely to be in their best interest, in defending or asserting their respective legal rights in any Proceedings, to share a variety of information and resources related to the Transaction, without waiving or otherwise risking loss of the protection of any Privileges;

NOW THEREFORE the Parties hereby memorialize in writing this Amendment for their joint defense and common interest, as follows:

1. The Parties desire to amend the JDA to specifically add NCM as a “Party” to the JDA whereby NCM shall be subject to all the terms, conditions and obligations of the JDA without limitation and NCM hereby agrees to be bound by, and subject to, the terms, conditions and obligations of the JDA without limitation.

2. The Parties desire to amend the define term “Transaction” in the JDA to include those transactions included in the defined term “Transaction” above.

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3. In the event that any provision of this Amendment shall be held by any court of competent jurisdiction to be illegal, void, or unenforceable, that provision shall have no force or effect, but its illegality or unenforceability shall neither affect nor impair the enforceability of any other provision of this Amendment.

4. This Amendment may not be amended, except by an instrument in writing signed by all Parties.

5. This Amendment may be signed in separate counterparts, each of which shall be binding on the Parties who, through their counsel, are signatory to any counterpart.

6. This Amendment is meant to reaffirm and supplement the Original JDA and the Amended JDA, and except as expressly modified pursuant to the terms of this Amendment, the Original JDA and the Amended JDA shall not be modified and shall remain in full force and effect .

7. This Amendment shall be construed and interpreted, and the rights of the Parties shall be determined, in accordance with the substantive laws of the State of New York for contracts expected and likely to be performed solely within such State without regard to the conflict of laws principles thereof or of any other jurisdiction.

8. Nothing contained herein or done pursuant to this Amendment shall be deemed to create an attorney-client relationship between one Party’s counsel and the other Party. The fact that a Party’s counsel has executed this Amendment and from time to time received Joint Defense Information from the other Party or its counsel pursuant to the JDA or this Amendment shall not in any way preclude (or be used as a basis for

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seeking disqualification preventing) the first Party’s counsel and those working with such counsel from fully representing any interest of that Party, including representation that may be construed as being adverse to the other Party (such as but not limited to examining or cross-examining any officer or employee of such other Party in any proceeding). The undersigned counsel for each Party represent that they have specifically advised their respective client of this paragraph in the Amendment.

[Signature page follows]

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Dated: January , 2007	By:
Joseph G. Krauss
HOGAN & HARTSON
Attorneys for Regal Entertainment Group

Dated: January , 2007	By:
Name:
LATHAM & WATKINS
Attorneys for AMC Entertainment, Inc.

Dated: January , 2007	By:
Name:
AKIN GUMP STRAUSS HAUER & FELD
Attorneys for Cinemark, Inc.

Dated: January , 2007	By:
Name:
HOLME ROBERTS & OWEN LLP
Attorneys for National CineMedia, LLC

Dated: January , 2007	By:
Name:
KIRKLAND & ELLIS
Attorneys for Cinemark, Inc.

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